UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2006

HICKORY TECH CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-13721	41-1524393
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

221 East Hickory Street, P.O. Box 3248, Mankato, MN		56002-3248
(Address of principal executive offices)		(Zip Code)

(800) 326-5789

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

The Board of Directors of HickoryTech Corporation (“HickoryTech”) has accepted the resignation of John E. Duffy as the President and Chief Executive Officer and a member of the Board of Directors of HickoryTech Corporation, which will become effective as of June 30, 2006. On June 2, 2006, HickoryTech entered into a separation agreement and general release (the “Agreement”) with Mr. Duffy.

Pursuant to the Agreement, in exchange for his agreement to abide by two-year non-competition, non-solicitation and confidentiality provisions, and for a release of all potential claims, HickoryTech has provided Mr. Duffy with a one-time cash payment of $245,000, and will provide reimbursements for health and dental coverage under the Consolidated Omnibus Budget Reform Act of 1985 (“COBRA”) for up to a twelve-month period, should Mr. Duffy so elect, and continuation of the communication services package currently being provided by Hickory Tech to him at his residence on the same basis for up to a one-year period. The Agreement will be filed with Hickory Tech’s Quarterly Report on Form 10-Q for the period ended June 30, 2006.

Item 5.02.              Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As discussed above, the Board of Directors of HickoryTech (“HickoryTech”) has accepted John E. Duffy’s resignation as the President and Chief Executive Officer and a member of the Board of Directors of HickoryTech Corporation. Mr. Duffy, age 57, will remain with HickoryTech until June 30, 2006.

Mr. John W. Finke, age 44, has been appointed as President and Chief Executive Officer, and as a member of HickoryTech’s Board of Directors, replacing John Duffy, effective immediately. Mr. Finke has been with HickoryTech since 1996, holding various management and executive-level positions. He has served as Chief Operating Officer and Executive Vice President of HickoryTech since 2005, as Vice President of HickoryTech from 1999 to 2005, as President of HickoryTech’s Telecom Division from 2003 to 2005, and as President of HickoryTech’s Network Design and Operations Division from 2000 to 2003. He earned a master’s degree in business administration from Indiana Wesleyan University, and a bachelor’s degree in civil engineering from the University of Missouri-Rolla.

Item 9.01.              Financial Statements and Exhibits.

(c)           Exhibits.

99.1         Press Release, dated June 5, 2006, issued by Hickory Tech Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  June 5, 2006

HICKORY TECH CORPORATION

By:	/s/ John W. Finke
	Name:	John W. Finke
	Title:	President and Chief Executive Officer

By:	/s/ David A. Christensen
	Name:	David A. Christensen
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 5, 2006, issued by Hickory Tech Corporation